FORUM FUNDS
WATERVILLE LARGE CAP VALUE FUND (the “Fund”)

Supplement dated December 28, 2011 to the Prospectus dated March 1, 2011, as supplemented November 23, 2011

Carne Capital, LLC Appointed as Adviser

Effective December 27, 2011, the Board of Trustees of Forum Funds (the “Trust”) terminated the investment advisory agreement between the Trust and Waterville Capital, LLC. Also, effective on December 27, 2011, Carne Capital, LLC (“Carne”) was appointed to serve as the investment adviser to the Waterville Large Cap Value Fund and commenced management of the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”). The Interim Agreement will remain in effect until May 25, 2012, or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

In connection with the appointment of Carne, the Fund changed its name to the Carne Large Cap Value Fund. Also, Carne has reduced the advisory fee payable by the Fund for investment advisory services from an annual rate, calculated as a percentage of the Fund’s average annual daily net assets, of 1.00% to an annual rate, calculated as a percentage of the Fund’s average annual daily net assets, of 0.95%.

As a result of the appointment of Carne and changes to the name and advisory agreement noted above, the Prospectus is revised as follows.

Name Change to Carne Large Cap Value Fund

The Fund has been re-named the Carne Large Cap Value Fund. Accordingly, all references to the Waterville Large Cap Value Fund are replaced with Carne Large Cap Value Fund (the “Fund”).

Change in Investment Adviser:

Pursuant to the Interim Agreement, Carne Capital, LLC, 259 Radnor-Chester Road, Suite 210, Radnor, PA 19087, is the investment adviser to the Fund.  Accordingly, all references to Waterville Capital, LLC are replaced by Carne Capital, LLC (the “Adviser”).

Fees and Expenses (Page 1)

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the sale price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as percentage of the value of your investment)
Management Fees(1)	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	1.48%	27.08%
Total Annual Fund Operating Expenses	2.43%	28.28%
Fee Reduction and/or Expense Reimbursement(2)	(0.43)%	(26.28)%
Net Annual Fund Operating Expenses	2.00%	2.00%

(1)	Management Fees have been restated to reflect current management fee rates.

(2)
The Adviser has contractually agreed to reduce a portion of its fee and reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividends on short sales, acquired fund fees and expenses, and extraordinary expenses) of Institutional and Investor Shares to 2.00%, respectively, through at least March 1, 2012 (“Expense Cap”). The Expense Cap may be changed or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for any contractual fee reduction or expense reimbursements if reimbursement to the Adviser occurs within three years of the fee reduction or expense reimbursement and does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed. Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap would apply.

Investment Adviser (Page 8)

Effective on December 27, 2011, Carne Capital, LLC, 259 Radnor-Chester Road, Suite 210, Radnor, PA 19087, was appointed to serve as the investment adviser to the Carne Large Cap Value Fund, formerly known as the Waterville Large Cap Value Fund, pursuant to an Interim Investment Advisory Agreement with Forum Funds on behalf of the Fund.  The Interim Agreement will remain in effect until May 25, 2012 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier. The Adviser was formed in 2011 and is newly registered with the Securities and Exchange Commission as an investment adviser.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee from the Fund at an annual rate equal to 0.95% of the Fund’s average annual daily net assets. A discussion summarizing the basis on which the Board approved the Interim Investment Advisory Agreement will be included in the semi-annual report to the shareholders of the Fund for the period ending April 30, 2012.

Website

All references to www.watervillecapital.com are replaced with www.carnecapital.com.

For more information, please contact a Fund customer service representative at (877) 356-9055 (toll free).

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PLEASE RETAIN FOR FUTURE REFERENCE.

FORUM FUNDS
WATERVILLE LARGE CAP VALUE FUND (the “Fund”)

Supplement dated December 28, 2011 to the Statement of Additional Information (“SAI”) dated March 1, 2011, as supplemented November 23, 2011

Carne Capital, LLC Appointed as Adviser

Effective December 27, 2011, the Board of Trustees of Forum Funds (the “Trust”) terminated the investment advisory agreement between the Trust and Waterville Capital, LLC. Also, effective on December 27, 2011, Carne Capital, LLC (“Carne”) was appointed to serve as the investment adviser to the Waterville Large Cap Value Fund and commenced management of the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”). The Interim Agreement will remain in effect until May 25, 2012, or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

In connection with the appointment of Carne, the Fund changed its name to the Carne Large Cap Value Fund. Also, Carne has reduced the advisory fee payable by the Fund for investment advisory services from an annual rate, calculated as a percentage of the Fund’s average annual daily net assets, of 1.00% to an annual rate, calculated as a percentage of the Fund’s average annual daily net assets, of 0.95%.

As a result of the appointment of Carne and changes to the name and advisory agreement noted above, the SAI is revised as follows.

Name Change to Carne Large Cap Value Fund

The Fund has been re-named the Carne Large Cap Value Fund. Accordingly, all references to the Waterville Large Cap Value Fund are replaced with Carne Large Cap Value Fund (the “Fund”).

Change in Investment Adviser:

Pursuant to the Interim Agreement, Carne Capital, LLC, 259 Radnor-Chester Road, Suite 210, Radnor, PA 19087, is the investment adviser to the Fund.  Accordingly, all references to Waterville Capital, LLC are replaced by Carne Capital, LLC (the “Adviser”).

Website

All references to www.watervillecapital.com are replaced with www.carnecapital.com.

F. Investment Adviser (Pages 16-18)

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to an interim investment advisory agreement with the Trust (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser. The Adviser is a Pennsylvania limited liability company.  F. Sean Bonner is the sole Managing Member and owner of the Adviser.

Information Concerning Compensation of Portfolio Manager. As owner of the Adviser, compensation to Mr. Bonner for his services to the Fund will be allocated out of the Adviser’s income, which is net revenue minus the Adviser’s expenses. Mr. Bonner will not receive a performance fee for his services to the Fund.

Appendix D – ADVISER PROXY VOTING PROCEDURES

POLICY

It is the Firm’s policy to only accept the responsibility to vote proxies on behalf of mutual fund clients (each a “Fund”), and to delegate to a non-affiliated third party vendor (“Proxy Vendor”), the responsibility to review proxy proposals, make recommendations on those proposals and vote such proxies in the best interest of the Fund.

RESPONSIBILITY

The Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the Firm’s policies and procedures. The Chief Compliance Officer shall be responsible for coordinating all proxy voting record keeping with the Proxy Vendor and shall compile the information required to be reported on form N-PX for each security held by the Fund during that period, and shall forward such information to the Fund Administrator by no later than the date the Fund Administrator requests.

PROCEDURES

The Firm will only vote client proxies for Fund clients.  The Firm will rely on a Proxy Vendor to cast proxy votes in a manner consistent with the best interest of the Firm’s clients or, to the extent applicable, their beneficiaries.  Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the guidelines and recommendations of the Proxy Vendor.

Conflicts of Interest

The Proxy Vendor may occasionally inform the Firm that it is subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.

If the Firm becomes aware of any potential or actual conflict of interest of the Proxy Vendor relating to a particular proxy proposal, the Chief Compliance Officer will promptly notify the Proxy Vendor not to vote that proxy and will instead cause the Firm to vote that proxy.  The Firm will take the following steps to ensure that such a proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

•	Where the guidelines of the Proxy Vendor outline a voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the those guidelines.

•
Where the Proxy Voting Guidelines outline the Proxy Vendors voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Vendor’s guidelines, then one of the two following methods will be selected by the Chief Compliance Officer depending upon the facts and circumstances of each situation and the requirements of applicable law:

o	Voting the proxy in accordance with what the Chief Compliance Officer determines to be the best interest of the clients after review of the facts and circumstances of the proxy proposal; or

o	Provide the Fund with sufficient information regarding the proxy proposal and obtain the Fund’s consent or direction before voting.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

•	Proxy statement that the Firm receives regarding client’s securities;

•	Votes that the Firm casts on behalf of a client;

•	Any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and

•
Written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm may rely upon the systems of the Proxy Vendor to maintain certain records referred to above.  ISS will be the Proxy Vendor and maintain the proxy policy for the adviser.  The manager will receive periodic reports from ISS and have web access to these reports.

For more information, please contact a Fund customer service representative at (877) 356-9055 (toll free).

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PLEASE RETAIN FOR FUTURE REFERENCE.